UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 26, 2008
NORTHWEST PIPELINE GP
(Exact name of registrant as specified in its charter)

Delaware	1-7414	87-0269236

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

295 Chipeta Way, Salt Lake City, Utah		84108

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 801-583-8800
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
          On September 26, 2008, Northwest Pipeline GP (the “Company”) announced that 100 percent of its privately placed outstanding 6.05-percent senior notes due 2018 were tendered and will be exchanged for newly registered 6.05-percent senior notes due 2018. The terms of the new senior notes are substantially identical to the terms of the outstanding senior notes, except that provisions relating to transfer restrictions, registration rights and additional interest will not apply to the new notes. A copy of the Company’s press release announcing the same is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (a) None
     (b) None
     (c) None
     (d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press release dated September 26, 2008.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST PIPELINE GP

By: Name:	/s/ Brian K. Shore Brian K. Shore
Title:	Assistant Corporate Secretary
Dated: October 1, 2008

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press release dated September 26, 2008.

4